                                                                    Exhibit 31.2

               CERTIFICATION OF JOHN P. MURRAY, VICE PRESIDENT AND
               CHIEF FINANCIAL OFFICER, PURSUANT TO RULE 13a-14 OF
                       THE SECURITIES EXCHANGE ACT OF 1934

I, John P. Murray, certify that:

     1.   I have  reviewed  this  Quarterly  report  on Form  10-Q  of  Geoworks
          Corporation;

     2.   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this Quarterly report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods  presented in this Quarterly report;

     4.   The registrant's  other  certifying  officer and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
          registrant and we have:

          (a)  Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this Quarterly report is being prepared;

          (b)  Evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls and procedures  and presented in this  Quarterly  report
               our  conclusions   about  the  effectiveness  of  the  disclosure
               controls and  procedures,  as of the end of the period covered by this Quarterly report based on such evaluation; and

          (c)  Disclosed in this report any change in the registrant's  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's  most  recent  fiscal  quarter  that has  materially affected,  or is  reasonably  likely to  materially  affect,  the registrant's internal control over financial reporting.

     5.   The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation  of  internal  control  over  financial reporting, to the registrant's auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

          (a)  All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's ability  to  record,  process,  summarize  and  report  financial information; and

          (b)  Any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal control over financial reporting.

               Date: November 14, 2003              /s/ John P. Murray
                                                    ----------------------------
                                                    John P. Murray
                                                    Chief Financial Officer